NON-AFFILIATE STOCK PURCHASE AGREEMENT

     STOCK PURCHASE AGREEMENT, dated as of April 26, 2010 (this “Agreement”), by and between the person designated as the Purchaser on the signature page hereto (the “Purchaser”) and the person designated as the Selling Stockholder on the signature page hereto (the “Selling Stockholder,” and together with the Purchaser, the “Parties” or “parties”).

W I T N E S S E T H

     WHEREAS, the Purchaser wishes to purchase from the Selling Stockholder an aggregate number of shares of common stock of SWAV Enterprises, Ltd., a Nevada corporation (“Company”) as set forth on the signature page hereto, designated as the “Shares”; and the Selling Stockholder wishes to sell the Shares of the Company to the Purchaser, for an aggregate purchase price as set forth on the signature page hereto (the “Purchase Price”).

     NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as to the following:

ARTICLE 1
SALE AND PURCHASE OF THE SHARES

     1.1 Sale of the Shares. Subject to the terms and conditions set forth herein, on the basis of the representations, warranties and covenants herein contained, at the Closing as described in paragraph 1.2 below, the Selling Stockholder agrees to sell, assign, transfer and deliver the Shares to the Purchaser, and the Purchaser agrees to purchase the Shares from the Selling Stockholder.

     1.2 The Closing. The purchase of the Shares shall take place at the law office of The Sourlis Law Firm located at 214 Broad Street, Red Bank, New Jersey 07701 within two business days after the satisfaction of all conditions set forth herein (the “Closing”) on or about April 15, 2010 (the “Closing Date”).

     1.3 Instruments of Conveyance and Transfer. At the Closing, the Selling Stockholder shall deliver (i) a certificate(s) representing the Shares being purchased by the Purchaser (“Certificate(s)”) and (ii) a stock power, as shall be effective to vest in the Purchaser all right, title and interest in and to all of the Shares.

     1.4 Consideration and Payment for the Shares. In consideration for the Shares, the Purchaser shall pay to the Selling Stockholder the Purchase Price. The Purchase Price shall be paid on the Closing Date.

ARTICLE 2
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLING SECURITYHOLDER

     Unless specifically stated otherwise, the Selling Stockholder represents, warrants and covenants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

     2.1 Authority. The Selling Stockholder has all requisite power and authority to enter into and perform this Agreement and to consummate the transactions contemplated herein.

     2.2 Binding Agreement. This Agreement constitutes, and upon execution and delivery thereof by the Selling Stockholder, will constitute, a valid and binding agreement of the Selling Stockholder, enforceable by and against the Selling Stockholder in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor’s rights generally or the availability of equitable remedies.

     2.3 Ownership. The Selling Stockholder owns the Shares free and clear of all encumbrances, pledges, liens and have the right to sell the Shares to the Purchaser pursuant to the terms of this Agreement.

     2.4 No Finders or Promoters. There are no finders or promoters in connection with the Selling Stockholder’s shares of the Shares.

     2.5 Survival of Representations. The representations and warranties herein by the Selling Stockholder are true and correct in all material respects on and as of the Closing Date with the same force and effect as though said representations and warranties had been made on and as of the Closing Date and will survive any termination of this Agreement.

ARTICLE 3
REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER

     Unless specifically stated otherwise, the Purchaser represents, warrants and covenants that the following are true and correct as of the date hereof and will be true and correct through the Closing Date as if made on that date:

     3.1 Agreement’s Validity. This Agreement has been duly executed and delivered by the Purchaser, has been duly authorized by the Purchaser, and constitutes a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally or the availability of equitable remedies.

     3.2 Accredited Investor. Purchaser represents and warrants that Purchaser is an accredited investor as defined by the Securities Act of 1933, as amended, and that the purchase of or sale of the Shares does not or will not conflict with or result in any breach of the terms, conditions, or provisions of any agreements or instruments to which they may become a party.

ARTICLE 4
THE CLOSING

     4.1 Time of Closing. The Closing of the transactions hereby shall occur upon the satisfaction of all conditions to Closing, on or about the Closing Date.

     4.2 Deliveries. The Closing shall occur as a single integrated transaction, as follows, and the delivery or satisfaction of the following items shall be conditions precedent to the parties’ obligations to close:

               (a) Delivery by the Selling Stockholder. At the Closing, the Selling Stockholder shall deliver to The Sourlis Law Firm (i) a fully executed copy of this Agreement, (ii) the Shares and (iii) a stock power for delivery of the Shares to the Purchaser.

               (b) Delivery by the Purchaser. The Purchaser shall deliver to The Sourlis Law Firm (i) a fully executed copy of this Agreement and (ii) the Purchase Price.

ARTICLE 5
MISCELLANEOUS

     5.1 Entire Agreement. This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understanding related to the subject matter hereof.

     5.2 Governing Law. This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of Nevada (without regard to principles of conflicts of law).

     5.3 Counterparts. This Agreement may be executed in separate counterparts and with facsimile signatures each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Telecopied or email (via PDF) signatures shall be deemed to have the same effect as an original.

     5.4 Binding Effect; No Assignment, No Third-Party Rights. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the Parties or by operation of law. This Agreement is for the sole benefit of the Parties hereto and their permitted assigns, and nothing herein, expressed or implied, shall give or be construed to give to any person, any legal or equitable rights, benefits or remedies of any nature whatsoever, including any rights of employment for any specified period, under or by reason of this Agreement.

     5.5 Further Assurances. Each party shall, at the request of the other party, at any time and from time to time following the Closing Date promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

     5.6 Expenses. Except as otherwise expressly provided in this Agreement, whether or not the Closing Date occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.

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[SIGNATURE PAGE TO IMMEDIATELY FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.

THE PURCHASER:

/s/ Joerg Ott
Signature Above

Joerg Ott
Print Name Above

SELLING STOCKHOLDER:

Signature Above

Print Name Above

Total Number of Shares Being Sold

Total Purchase Price for Shares Being Sold